                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 14, 1999, except for
Note 8 as to which the date is July 14, 1999, relating to the financial statements of perfumania.com, inc., which appears in perfumania.com, inc.'s prospectus under rule 424(B)(1) (No. 333-80059) filed with the Securities and Exchange Commission on September 30, 1999.



                                              /s/ PricewaterhouseCoopers LLP




Miami, Florida
December 24, 1999